UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 16, 2025

Blue Chip Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-273760	84-3870355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 373, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 347-629-1990

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 16, 2025, the Board of Directors of Blue Chip Capital Group, Inc. (the “Company”) approved the re-engagement of Hudgens CPA PLLC (“Hudgens”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending May 31, 2025, including review the Company’s interim quarterly financial statements for the periods ended August 31, 2024 and November 30, 2024. In connection with the selection of Hudgens, the Company accepted the resignation of Dan Barton, CPA as the Company’s independent registered public accounting firm as of December 29, 2024.

On March 31, 2024, the Company’s Board of Directors approved the engagement of Dan Barton CPA, as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending May 31, 2024, including review the Company’s interim quarterly financial statements for the period ended February 29, 2024. In connection with the selection of Barton, the Company agreed not to reengage Hudgens CPA PLLC (“Hudgens”) as the Company’s independent registered public accounting firm.

During the year ended May 31, 2024, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Dan Barton CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dan Barton CPA, would have caused Dan Barton CPA to make reference to the subject matter of the disagreement in their report for the fiscal year ended May 31, 2024, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The audit report of Dan Barton, CPA on the Company’s consolidated financial statements as of and for the year ended May 31, 2024, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The audit reports of Hudgens on the Company’s consolidated financial statements as of and for the fiscal years-ended May 31, 2023 and 2022, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal year-ended May 31, 2024, neither the Company nor anyone on its behalf has consulted Hudgens with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that Hudgens concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

We have delivered a copy of this Form 8-K containing disclosure under Item 4.02 to Dan Barton CPA and requested that it furnish to the Commission its letter regarding the disclosure Item 4.02 with respect to its firm. A copy of such letter is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Dan Barton, CPA Letter of Acknowledgment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 30, 2025

Blue Chip Capital Group, Inc.

/s/: James C. DiPrima
Name:	James C. DiPrima
Title:	Interim Chief Executive Officer